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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

     We hereby consent to the incorporation by reference in Registration Statement No. 2-78856, Registration Statement No. 33-47359 and Registration Statement No. 33-47546 of American Indemnity Financial Corporation on Form S-8 of our reports dated March 11, 1996 appearing in and incorporated by reference in this Annual Report on Form 10-K of American Indemnity Financial Corporation for the year ended December 31, 1995.

DELOITTE & TOUCHE LLP

Houston, Texas
March 27, 1996